TCW TRANSFORM ETFs

TCW Transform 500 ETF (VOTE)

TCW Transform Systems ETF (NETZ)

TCW Transform Supply Chain ETF (SUPP)

Supplement dated March 13, 2024 to the Statement of Additional Information (“SAI”) dated

March 1, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

For current and prospective investors in each fund specified above (each, a “Fund”):

On February 15, 2024, the shareholders of the Funds voted to elect nine trustees, which had the effect of re-electing one incumbent trustee and of electing certain new trustees. As a result of those elections, the disclosure and information provided in the SAI under the heading “BOARD OF TRUSTEES OF THE TRUST” is hereby replaced in its entirety with the following:

BOARD OF TRUSTEES OF THE TRUST

Board Leadership Structure

The Board of the Trust consists of nine (9) Trustees of whom seven (7) are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”).

The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (iv) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser, as appropriate, to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Funds’ investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Funds’ performance and the Funds’ investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees TCW’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

Through discussions with, and reports provided by, the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee can oversee how management and service providers identify and mitigate key material risks of the Funds.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Trustees

Detailed information about the Trustees and officers of the Funds, including their names, addresses, ages and principal occupations for the last five years, is set forth in the tables below. “Fund Complex” refers to the Metropolitan West Funds (consisting of 14 portfolios as of December 31, 2023, TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio as of December 31, 2023), the Funds (consisting of 3 portfolios as of December 31, 2023), and TCW Funds, Inc. (consisting of 16 portfolios as of December 31, 2023).

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES
Patrick C. Haden (1953)	Mr. Haden has served as a trustee of Funds since 2024.	President (since 2003), Wilson Ave. Consulting (business consulting firm).	Auto Club (affiliate of AAA); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); Metropolitan West Funds (mutual fund).	34

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Martin Luther King III (1957)	Mr. King has served as a trustee of the Funds since 2024.	President and Chief Executive Officer (since 1998), The King Center (non-profit organization). Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund).	33

Peter McMillan (1957)	Mr. McMillan has served as a trustee of the Funds since 2024.	Co-founder (since 2019), Pacific Oak Capital Advisors (investment advisory firm); Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (2005 – 2019), KBS Capital Advisors (a manager of real estate investment trusts).	Pacific Oak Strategic Opportunity REIT (real estate investments); Keppel Pacific Oak U.S. REIT (real estate investments); Pacific Oak Residential Trust (real estate investments); TCW Funds, Inc. (mutual fund); TCW DL VII Financing LLC (private fund); TCW Strategic Income Fund, Inc. (closed-end fund); Metropolitan West Funds (mutual fund).	34

Victoria B. Rogers (1961)	Ms. Rogers has served as a trustee of the Funds since 2024.	President and Chief Executive Officer (since 1996), The Rose Hills Foundation (charitable foundation).	Norton Simon Museum (art museum); Causeway Capital Management Trust (mutual fund); The Rose Hills Foundation (charitable foundation); Saint John’s Health Center Foundation (charitable foundation); TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); Metropolitan West Funds (mutual fund).	34

Name and Year of Birth(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(3)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Robert G. Rooney (1957)	Mr. Rooney has served as a trustee of the Funds since 2024.	Founder (since August 2022), RGR Advisors CT, LLC (financial advisory firm); Senior Financial Advisor (August 2020 – March 2021), Chief Financial and Administrative Officer (November 2018 – August 2020), REEF Technology (real estate and technology services company); Chief Financial Officer (January 2018 – November 2018), Citizens Parking Inc. (nationwide automobile parking facilities).	TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund).	33

Michael Swell (1966)	Mr. Swell has served as a trustee of the Funds since 2024.	Retired (since 2021); Partner and Managing Director (2007-2021), Goldman Sachs Asset Management (asset management company).	TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund); Apollo Realty Income Solutions Inc. (nontraded real estate investment trust).	33

Andrew Tarica (1959) Chairman of the Board	Mr. Tarica has served as a trustee of the Funds since 2023, and Chairman since 2024.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (2003 –2022), Cowen Prime Services (broker-dealer).	TCW Funds, Inc. (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company); TCW Direct Lending VIII, LLC (business development company); TCW Star Direct Lending, LLC (business development company); Metropolitan West Funds (mutual fund).	34

Name, Year of Birth and Position(s) with the Funds(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years(4)	Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
INTERESTED TRUSTEES

Megan McClellan (1978)	Ms. McClellan has served as a trustee of the Funds since 2024.	Group Managing Director (since 2023), Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC, Managing Director (2013-2023), J.P. Morgan Asset Management.	TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund).	33

Patrick Moore (1964)	Mr. Moore has served as a trustee of the Funds since 2024.	Group Managing Director (since 2000), the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, TCW LLC. Mr. Moore is a member of the CFA Institute.	TCW Funds, Inc. (mutual fund); Metropolitan West Funds (mutual fund).	33

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, years of birth and principal occupations during the past five years are set forth below. The address for each officer is c/o TCW Investment Management Company LLC, 515 South Flower Street, Los Angeles, CA 90071. Officers are elected yearly by the Trustees.

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Megan McClellan, 1978	President and Principal Executive Officer	Since 2024

Group Managing Director (since 2023), the Adviser, The TCW Group, Inc., TCW LLC, Metropolitan West Asset Management LLC and TCW Asset Management Company LLC, Managing Director (2013-2023), J.P. Morgan Asset Management.

Joshua Hunter,* 1981	Chief Financial Officer and Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Fund Officer Services, LLC (2015-present); Vice President/Assistant Vice President, Treasury Services, JP Morgan Chase & Co. (2008-2015).

Roger E. Pries, Jr.,* 1965	Chief Compliance and Anti-Money Laundering Officer	Since 2023

Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (2019-present); Compliance Officer, Citi Fund Services, Inc (2016-2019); Vice President, Risk and Control Department, Citi Fund Services, (2007-2016).

Lisa Eisen, 1963	Tax Officer	Since 2024	Tax Officer (since 2016), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since 2016), TCW LLC.

Drew Bowden, 1961	Executive Vice President	Since 2024

Executive Vice President, General Counsel and Secretary (since 2023), The TCW Group, Inc., the Adviser, TCW Asset Management Company LLC, Metropolitan West Asset Management LLC, TCW LLC; Executive Vice President (since 2023), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Chief Operating Officer (2021-2023) Western Asset Management Company; Executive Vice President and General Counsel (2020-2021) and Senior Vice President and General Counsel (2015-2020), Jackson Financial Inc.

Peter Davidson, 1972	Vice President and Secretary	Since 2024

Senior Vice President, Associate General Counsel and Assistant Secretary (since 2022), the Adviser, Metropolitan West Asset Management LLC, TCW Asset Management Company LLC, TCW LLC; Vice President and Assistant Secretary (since 2022), TCW Funds, Inc. and TCW Strategic Income Fund, Inc.; Assistant General Counsel – Investment Products and Advisory Services (2020-2022), The Northwestern Mutual Life Insurance Company; Associate General Counsel (2019-2020), Resolute Investment Managers; Assistant General Counsel (2003-2019), Invesco Ltd.

*	Mr. Hunter and Mr. Pries serve as officers to other unaffiliated funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Board Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Trust with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Adviser. The Audit Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Audit Committee member is an Independent Trustee. The Audit Committee met three (3) times during the fiscal year ended October 31, 2023.

Nominating and Governance Committee. The Nominating and Governance Committee makes recommendations to the Board of Trustees regarding nominations for membership on the Board of Trustees. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Adviser and other principal service providers of the Trust. The Nominating and Governance Committee periodically reviews trustee compensation and recommends any appropriate changes to the Board. The Nominating and Governance Committee also reviews, and may make recommendations to the Board of Trustees relating to those, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Trust and also considers general matters of Company governance and operations of the Board of Trustees. The Nominating and Governance Committee consists of Ms. Rogers and Messrs. Haden, McMillan, Tarica, Rooney, King and Swell. Each Nominating and Governance Committee member is an Independent Trustee. The Nominating and Governance Committee met two (2) times during the fiscal year ended October 31, 2023.

The Nominating and Governance Committee will consider potential trustee candidates recommended by shareholders provided that the proposed candidates satisfy the Trustee qualification requirements provided in the Trust’s Nominating and Governance Committee Charter and are not “interested persons” of the Trust within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating and Governance Committee has looked to recent SEC promulgations regarding Trustee nominations for guidance.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Trustees performs a risk oversight function for the Funds consisting, among other things, of the following activities:

General Oversight. The Board of Trustees regularly meets with, or receives reports from, the officers of the Trust and representatives of key service providers to the Trustees, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Funds and to provide direction with respect thereto.

Compliance Oversight. The Board of Trustees reviews and approves the procedures of the Trust established to ensure compliance with applicable federal securities laws. The Board of Trustees keeps informed about how the Funds’ operations conform to its compliance procedures through regular meetings with, and reports received from, the Trust’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Trustees monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Trustees also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Trustees monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the “Valuation Designee” for purposes of making fair valuation determinations with respect to the Funds’ portfolio holdings, subject to oversight by the Board. The Board of Trustees receives regular reports on the use of fair value prices and the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Trustees meets regularly with the Trust’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Trust’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Information about Each Trustee’s Qualifications, Experience, Attributes or Skills

The Board took into account a variety of factors in the original selection of candidates to serve as a Trustee, including the then composition of the Board. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, the Trustees also possess various other intangible qualities such as intelligence, work ethic, the ability to work together, to communicate effectively, to ask incisive questions and exercise judgment, and to oversee the business of the Trust. The Board also considered, among other factors, the particular attributes described below with respect to the various individual Trustees. The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC and do not impose any greater or additional responsibility or obligation on, or change any standard of care of, any such person or on the Board as a whole than otherwise would be the case.

Patrick C. Haden. Mr. Haden, the Independent Vice Chairman of the Board of Trustees, is President of Wilson Ave. Consulting. From July 2016 through June 2017, Mr. Haden served as the Senior Advisor to the President of the University of Southern California. He also currently serves on the board of directors of Auto Club, an affiliate of AAA, the TCW Funds, Inc., Metropolitan West Funds and TSI. Previously, he was the Athletic Director of the University of Southern California. Mr. Haden is a Rhodes Scholar and prior to August 2010, was a member of the board of trustees of the University of Southern California.

Martin Luther King III. Mr. King is a nationally prominent community leader and organizer. He has had leadership positions with various community organizations, including serving as President and Chief Executive Officer of The King Center (since 1998) and as Chief Executive Officer of Realizing the Dream (since January 2006). He has served on the board of the TCW Funds, Inc. and TSIsince 2024 and Metropolitan West Funds since 1997.

Megan McClellan. Ms. McClellan is Head of Corporate Strategy for TCW. In this role, she develops and implements long-term strategic plans for TCW focused on growth and innovation with President and CEO Katie Koch. Prior to joining TCW, Ms. McClellan spent more than 15 years at J.P. Morgan where she held a number of senior roles across the firm, including Global Head of Private Credit, CFO of Asset Management, and Head of U.S. Fixed Income for Wealth Management. Prior to her leadership roles, Ms. McClellan was a fixed income trader and portfolio manager. She has served on the boards of TCW Funds, Inc., TSI, and Metropolitan West Funds since February 2024. Active in the community, Ms. McClellan serves as Co-Chair for the Philips Andover Academy Development Board and as a Member of the Board of the Block Island Maritime Institute. She volunteers with the SPCA of Westchester County.

Peter McMillan. Mr. McMillan is a Co-Founder of Pacific Oak Capital Advisors, an investment advisory firm and Co-Founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm. He is a Co-Founder of KBS Capital Advisors, a manager of real estate investment trusts, and from 2005 through 2019, served as Executive Vice President. Mr. McMillan serves on the boards of various Pacific Oak real estate investment trusts, TSI, TCW Funds, Inc., Metropolitan West Funds, and TCW DL VII Financing LLC. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the Executive Vice President and Chief Investment Officer of Sun America Investments, Inc. Prior to 1989, he served as Assistant Vice President for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Patrick Moore. Mr. Moore is an executive officer with the Adviser and has many years of experience with the Adviser’s portfolio management activities for its clients, including the Funds. Mr. Moore has served on the boards of TSI and TCW Funds Inc. since February 2024 and Metropolitan West Funds since 2014 and from 2010 until 2011.

Victoria B. Rogers. Ms. Rogers is President and Chief Executive Officer of The Rose Hills Foundation. She also serves on the boards of The Rose Hills Foundation, Norton Simon Museum, Saint John’s Health Center Foundation, TCW Funds, Inc., TSI, Metropolitan West Funds, and Causeway Capital Management Trust. Previously, Ms. Rogers served on the boards of The Chandler School, The Hotchkiss School, Polytechnic School, Stanford University, USA Water Polo, USC Rossier School of Education, and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations, and foundation management, having been previously employed by Deloitte, Security Pacific Bank and The Whittier Trust Company.

Robert G. Rooney. Mr. Rooney has many years of senior executive and board experience with various companies, including in-depth experience with financial matters. He has served as Chief Financial and Administrative Officer of

REEF Technology from November 2018 to August 2020 and Senior Financial Advisor from August 2020 to March 2021. Previously, he was Chief Financial Officer of Citizens Parking Inc. from January 2018 to November 2018, Chief Financial Officer of Novitex Enterprise Solutions, Inc. from 2015 to 2017, Partner at Televerse Media from 2011 to 2015, and was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 and October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion. Mr. Rooney has served on the boards of the Metropolitan West Funds since 2009 and of the TCW Funds, Inc. and TSI since February 2024.

Michael Swell. Mr. Swell has many years of experience as an executive in the securities industry. He served as Partner and Managing Director of Goldman Sachs Asset Management from 2007 to 2021 where he led portfolio management globally across all fixed income products. He founded and served as portfolio manager on a number of flagship fixed income funds/strategies and has successfully trained, mentored, and managed a large number of employees. Prior to joining Goldman Sachs, Mr. Swell was a senior managing director and led the fixed income team at Friedman, Billings & Ramsey. Prior to Friedman, Billings & Ramsey, Mr. Swell was vice president and head of securities sales and trading at Freddie Mac. Mr. Swell has served on the boards of the Trust, TCW Funds, Inc., TSI and Metropolitan West Funds since February 2024.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income credit asset management company that also manages a fixed income hedge fund. From 2003 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010. In September 2015, Concept Capital Markets, LLC was purchased by Cowen & Co, where Mr. Tarica was employed until January 2022. From 1992 to 1999 Mr. Tarica was the global head of the high grade corporate bond department at Donaldson, Lufkin & Jenrette. From 1990 to 1992 he ran the investment grade sales and trading department at Kidder Peabody. He began his career at Drexel Burnham in 1983 in the investment grade trading area, where he eventually became the head of trading. Mr. Tarica also serves on the boards of the TCW Funds, Inc., TSI, TCW Direct Lending VII, LLC, TCW Direct Lending VIII, LLC, TCW Star Direct Lending, LLC, and Metropolitan West Funds.

Equity Ownership of Trustees

The following tables set forth the equity ownership of the Trustees, as of December 31, 2023, in each Fund and in all registered investment companies overseen by the Trustees in the same family of investment companies as the Funds, which as of December 31, 2023 included the Funds, TCW Funds, Inc., TSI, and Metropolitan West Funds. The codes for the dollar ranges of equity securities owned by the Trustees are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Trust(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Patrick C. Haden	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Martin Luther King III	TCW Transform 500 ETF	None	(a)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Peter McMillan	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Victoria B. Rogers	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None

Independent Trustees
Name of Trustee	Dollar Range of Equity Securities in the Trust(1)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Robert G. Rooney	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Michael Swell	TCW Transform 500 ETF	None	None
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Andrew Tarica	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Megan McClellan	TCW Transform 500 ETF	None	None
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

Patrick Moore	TCW Transform 500 ETF	None	(d)
	TCW Transform Systems ETF	None
	TCW Transform Supply Chain ETF	None
	TCW Transform Scarcity ETF	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Trustee Compensation

Each current Independent Trustee is paid an annual retainer of $20,000 per calendar year for his or her services as a Board member to the Trust, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings. The Chair of the Audit Committee and Nominating Committee are each paid an additional annual retainer of $5,000 per calendar year.

Annual Trustee compensation may be reviewed periodically and changed by the Board.

For the fiscal year ended October 31, 2023, the Independent Trustees were paid the following aggregate compensation by the Trust.

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Jack Gee, Trustee and Chair of the Audit Committee**	$30,750	-	-	$30,750
Elaine Orr, Trustee and Chair of the Nominating and Corporate Governance Committee Chair**	$30,750	-	-	$30,750
Scott Ebner, Trustee**	-	-	-	$-
Andrew Tarica, Trustee***	$9,750	-	-	$432,000
Patrick C. Haden	-	-	-	$423,600
Martin Luther King III	-	-	-	$220,000
Peter McMillan	-	-	-	$372,000
Victoria B. Rogers	-	-	-	$189,200
Robert G. Rooney	-	-	-	$240,000
Michael Swell	-	-	-	-
		-	-

*

Includes reimbursement for any out-of-pocket expenses incurred to attend meetings of the Board. The term “Fund Complex” refers to the Trust, Metropolitan West Funds (consisting of 14 portfolios), TCW Funds, Inc. (consisting of 18 portfolios), and TCW Strategic Income Fund, Inc. (consisting of 1 portfolio). Metropolitan West Funds is a registered investment company advised by Metropolitan West Asset Management, LLC, an affiliate of the Adviser.

**	Mr. Gee and Ms. Orr resigned on March 4, 2024, in connection with the election of the trustees named above. Effective November 18, 2022, Mr. Ebner was no longer a Trustee of the Trust.
***	Mr. Tarica became a Trustee of the Trust effective October 13, 2023.

Limitation of Trustees’ Liability

The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law and shall not be responsible or liable for any act or omission, errors of judgment, mistakes of fact or law, or for neglect or wrongdoing of them or any officer, agent, employee, investment advisor or independent contractor; provided that nothing in the Declaration of Trust shall protect any Trustee or officer of the Trust against liability to the Trust or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Declaration of Trust also provides that the Trust or the applicable series of the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. However, neither a Trustee nor officer of the Trust shall be entitled to indemnification against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Please retain this Supplement for future reference.